UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)

Institutional Class (RIVBX)

ANNUAL REPORT

NOVEMBER 30, 2022

RIVERBRIDGE GROWTH FUND

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Examples	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

For the first time since the inception of the Riverbridge Growth Fund (the Fund) in 2012, Shareholders in the Fund experienced a fiscal year with negative returns. In the Fiscal Year ending November 30, 2022. The Fund’s performance trailed those of the Fund’s primary benchmark, the Russell 3000 Growth® Index, as well as the secondary benchmark, the S&P 500© Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well-managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmarks over an entire market cycle (defined as market peak to peak, or market trough to trough).

Performance

	FY 2022	SINCE INCEPTION
	(12/1/21- 11/30/22)	(12/31/12)
RIVRX at NAV	-25.89%	11.74%
RIVBX at NAV	-25.70%	11.99%
Russell 3000 Growth	-21.59%	14.79%
S&P 500	-9.21%	13.35%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447-4470 for most recent month end performance.

1

Market and Economic Environment

During the twelve-month period ending November 30, 2022, market participants paid for the excesses of the prior two years. Massive government stimulus and accommodative monetary policy in 2020 and 2021, in response to the COVID-19 pandemic, led to pervasive inflation and a series of interest rate increases by the Federal Reserve.

Investors responded to these developments by indiscriminately discounting the valuations that they were willing to pay for growth companies. Multiples contracted due to the mathematical calculus that inflation reduces the present value of future earnings, and favors more cyclical and commodity-based firms which are able to quickly pass along cost increases.

Toward the end of the Fiscal year, macroeconomic data revealed that inflation and tighter monetary policy were beginning to have an impact on GDP growth. Overall economic activity slowed, and the overheated labor and residential real estate markets showed signs of softening as well.

Performance Discussion

In order to understand the Fund’s absolute and relative performance in Fiscal 2022, it is necessary to review the results over the past three fiscal years. The events which occurred in Fiscal 2020 and 2021 directly impacted the most recent year’s returns.

In Fiscal 2020, the period which encompassed the depths of the COVID-19 pandemic lockdowns and economic impact, the Fund generated very strong absolute returns and outperformed its benchmarks. Market participants recognized the non-discretionary, mission-critical, internally financed nature of the companies in the Fund.

In Fiscal 2021, the Fund produced solid absolute returns but trailed its benchmarks. Continued government stimulus and accommodative monetary policy led to a more speculative market environment. The strong performance of Cryptocurrency and “meme” stocks during this period exemplify the sentiment which prevailed. Our quality growth investment style was out of favor. In addition, large cap growth stocks meaningfully outperformed small- and mid-cap growth stocks, further hurting the Fund’s relative returns.

In Fiscal 2022, market participants responded to inflation and interest rate increases by broadly reducing the valuations of the type of long-duration growth equities in which the Fund exclusively invests. This phenomenon prevented the Fund from providing its historic “downside protection.” Since its inception of 2012, the Fund has generally produced strong relative returns during challenging economic environments. The fundamental characteristics of the companies in which we invest, such as strong balance sheets and growth which is not dependent upon overall economic activity, have led to these typical performance patterns. The market decline in Fiscal 2022, however, was the result of the emergence of inflation, causing widespread multiple contraction.

2

Outlook

Regardless of whether we are currently in or are heading into a recession, it is likely that the next several quarters will feature a more tepid economic environment. We expect that in such conditions, stocks of companies which benefited from fiscal and monetary stimulus will lose favor. We are confident that our focus on companies which can continue to grow units in a subdued economy will be rewarded.

We also expect that the labor market, while perhaps not as frenzied as in the past few quarters, will remain tight for the foreseeable future. A constrained labor supply combined with challenging economic conditions will require companies to do more with less. The Fund includes a diverse array of companies which help their customers to be more efficient and productive.

Pandemic-era stimulus and enhanced unemployment benefits have expired. Meanwhile, savings rates have declined below historical averages, and consumer debt is at record highs. Combine all this with stubbornly high inflation, and we believe that consumers will become increasingly challenged. Our traditional underweight to consumer exposure should help the Fund’s relative performance.

We believe that the Federal Reserve’s aggressive policy tightening will start to impact the fundamental performance of more levered businesses in 2023. Companies with more flexible balance sheets will control their own destiny more than those which rely on external capital to grow and will not have to devote precious resources to higher interest payments.

Inflation has likely peaked but should still run well above the Fed’s 2% target in 2023. Furthermore, a good portion of inflation is likely to be driven by wages, which tend to be stickier than material costs. For companies to be able to pass through 4-6% inflation when the economy is slowing dramatically and customers are increasingly budget conscious, they need to possess a strategic, high-value market position. The Fund invests in a number of such companies.

Finally, we believe that the outlook is bright for small and mid-cap stocks relative to their large and mega-cap counterparts. The global economy is arguably more challenged than the U.S., so large multinationals will face stronger headwinds than more domestic-focused small and midsize companies. Similarly, larger, more global companies will feel the impact of the strong dollar more acutely in their earnings. Small caps, especially on the growth side, are currently trading at a record discount relative to large caps. Finally, if we are currently in or soon enter a recession, small caps have historically led the recovery in the period following an economic downturn.

3

From a fundamental standpoint, the companies in which the Fund is invested generally continue to perform well. Most of our companies are less impacted by inflation than the broader market. Furthermore, we believe that our Fund companies are positioned to thrive in the new, post-pandemic economic normal. Thanks to their strategic market positions and internally financed growth, in our view our Fund companies have the flexibility and resilience necessary to adapt to changing global markets.

Thank you for investing in the Riverbridge Growth Fund.

Riverbridge Partners, LLC

Past performance is not indicative of future results.

The views in this letter were as of November 30, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium-sized companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth® Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500© Index is a broad-based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. An investor cannot invest directly in an index.

4

Riverbridge Growth Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged, and they are not available for investment.

Average Annual Total Returns as of November 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Investor Class	-25.89%	9.27%	11.74%	12/31/12
Institutional Class	-25.70%	9.51%	11.99%	12/31/12
Russell 3000® Growth Index	-21.59%	12.36%	14.79%	12/31/12
S&P 500® Index	-9.21%	10.98%	13.35%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted, and month-end performance may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 1.25% and 1.21%, respectively, and for the Institutional Class shares were 1.00% and 0.96%, respectively, which were the amounts stated in the current prospectus dated April 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.21% and 0.96% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

5

Riverbridge Growth Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 98.3%
	COMMUNICATION SERVICES — 5.4%
29,014	Alphabet, Inc. - Class A*	$2,930,124
29,100	Alphabet, Inc. - Class C*	2,952,195
25,725	IAC/InterActiveCorp*	1,334,870
6,416	Netflix, Inc.*	1,960,281
74,234	ZoomInfo Technologies, Inc. - Class A*	2,123,092
		11,300,562
	CONSUMER DISCRETIONARY — 10.8%
60,103	Amazon.com, Inc.*	5,802,344
35,010	Five Below, Inc.*	5,631,708
57,683	Grand Canyon Education, Inc.*	6,522,217
45,943	Starbucks Corp.	4,695,375
		22,651,644
	FINANCIALS — 2.8%
16,674	S&P Global, Inc.	5,882,587

	HEALTH CARE — 22.8%
12,309	Align Technology, Inc.*	2,420,688
38,949	Amedisys, Inc.*	3,547,864
122,249	Certara, Inc.*	2,075,788
7,907	Charles River Laboratories International, Inc.*	1,807,303
27,095	Danaher Corp.	7,408,044
30,434	Ensign Group, Inc.	2,891,230
11,175	IDEXX Laboratories, Inc.*	4,759,097
9,368	Illumina, Inc.*	2,042,974
44,763	Neogen Corp.*	741,275
72,887	Oak Street Health, Inc.*	1,575,817
13,533	UnitedHealth Group, Inc.	7,412,836
27,785	Veeva Systems, Inc. - Class A*	5,289,153
24,073	West Pharmaceutical Services, Inc.	5,648,970
		47,621,039
	INDUSTRIALS — 20.5%
114,836	CoStar Group, Inc.*	9,306,309
129,499	Fastenal Co.	6,670,494
51,700	HEICO Corp.	8,391,427
108,828	Ritchie Bros Auctioneers, Inc.1	5,969,216
161,646	Rollins, Inc.	6,536,964
31,861	Verisk Analytics, Inc. - Class A	5,853,184
		42,727,594
	INFORMATION TECHNOLOGY — 34.6%
37,816	Analog Devices, Inc.	6,500,948
16,702	ANSYS, Inc.*	4,247,319

6

Riverbridge Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
51,201	Blackline, Inc.*	$3,465,796
40,674	Globant S.A.*,1	7,621,494
24,503	Guidewire Software, Inc.*	1,453,273
53,378	Microsoft Corp.	13,618,863
26,195	NVIDIA Corp.	4,432,980
19,968	Paycom Software, Inc.*	6,771,149
15,139	PayPal Holdings, Inc.*	1,187,049
31,193	salesforce.com, Inc.*	4,998,678
10,711	ServiceNow, Inc.*	4,458,989
18,174	Tyler Technologies, Inc.*	6,228,957
17,796	Visa, Inc. - Class A	3,861,732
42,880	Workiva, Inc. - Class A*	3,454,413
		72,301,640
	MATERIALS — 1.4%
19,074	Ecolab, Inc.	2,857,858
	TOTAL COMMON STOCKS
	(Cost $139,048,323)	205,342,924
	SHORT-TERM INVESTMENTS — 1.6%
3,443,741	Fidelity Institutional Treasury Fund 3.60%2	3,443,741
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,443,741)	3,443,741
	TOTAL INVESTMENTS — 99.9%
	(Cost $142,492,064)	208,786,665
	Other Assets Less Liabilities — 0.1%	151,106
	NET ASSETS — 100.0%	$208,937,771

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

7

Riverbridge Growth Fund

SUMMARY OF INVESTMENTS

As of November 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	34.6%
Health Care	22.8%
Industrials	20.5%
Consumer Discretionary	10.8%
Communication Services	5.4%
Financials	2.8%
Materials	1.4%
Total Common Stocks	98.3%
Short-Term Investments	1.6%
Total Investments	99.9%
Other assets less liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

8

Riverbridge Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2022

Assets:
Investments, at value (cost $142,492,064)	$208,786,665
Receivables:
Fund shares sold	425,827
Dividends and interest	115,351
Prepaid expenses	21,910
Total Assets	209,349,753
Liabilities:
Payables:
Fund shares redeemed	197,400
Advisory fees	108,428
Shareholder servicing fees (Note 8)	16,656
Distribution fees (Note 7)	3,005
Fund accounting and administration fees	30,108
Transfer agent fees and expenses	7,910
Custody fees	9,155
Auditing fees	18,195
Trustees' deferred compensation (Note 3)	13,693
Legal fees	1,098
Chief Compliance Officer fees	513
Trustees' fees and expenses	105
Accrued other expenses	5,716
Total Liabilities	411,982
Net Assets	$208,937,771
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares)	$157,944,574
Total distributable earnings (accumulated deficit)	50,993,197
Net Assets	$208,937,771
Investor Class:
Net assets applicable to shares outstanding	$15,072,244
Shares of beneficial interest issued and outstanding	643,851
Net asset value, offering and redemption price per share	$23.41
Institutional Class:
Net assets applicable to shares outstanding	$193,865,527
Shares of beneficial interest issued and outstanding	8,072,156
Net asset value, offering and redemption price per share	$24.02

See accompanying Notes to Financial Statements.

9

Riverbridge Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2022

Investment income:
Dividends (net of foreign withholdings taxes of $17,184)	$1,008,211
Interest	37,411
Total investment income	1,045,622
Expenses:
Advisory fees	1,725,975
Shareholder servicing fees (Note 8)	182,637
Distribution fees (Note 7)	46,734
Fund accounting and administration fees	234,054
Transfer agent fees and expenses	49,137
Custody fees	38,095
Registration fees	52,289
Shareholder reporting fees	19,803
Auditing fees	18,900
Legal fees	17,701
Chief Compliance Officer fees	16,899
Miscellaneous	8,622
Trustees' fees and expenses	6,393
Insurance fees	2,708
Total expenses	2,419,947
Advisory fees (waived) recovered	(163,962)
Net expenses	2,255,985
Net investment income (loss)	(1,210,363)
Realized and Unrealized Gain (Loss):
Net realized gain (loss)	(13,525,667)
Net change in unrealized appreciation/depreciation on investments	(60,234,555)
Net realized and unrealized gain (loss)	(73,760,222)
Net Increase (Decrease) in Net Assets from Operations	$(74,970,585)

See accompanying Notes to Financial Statements.

10

Riverbridge Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,210,363)	$(1,456,557)
Net realized gain (loss) on investments	(13,525,667)	13,174,005
Net change in unrealized appreciation/depreciation on investments	(60,234,555)	20,886,287
Net increase (decrease) in net assets resulting from operations	(74,970,585)	32,603,735
Distributions to Shareholders:
Distributions:
Investor Class	(1,162,240)	(672,206)
Institutional Class	(11,410,683)	(7,138,660)
Total distributions to shareholders	(12,572,923)	(7,810,866)
Capital Transactions:
Net proceeds from shares sold:
Investor Class	1,831,191	9,209,413
Institutional Class	52,305,170	84,793,226
Proceeds from reorganization:
Investor Class	-	9,550,965
Institutional Class	-	4,109,030
Reinvestment of distributions:
Investor Class	1,015,068	553,521
Institutional Class	10,639,054	6,604,903
Cost of shares redeemed:
Investor Class[1]	(8,014,855)	(12,399,901)
Institutional Class[2]	(69,707,678)	(57,117,623)
Net increase (decrease) in net assets from capital transactions	(11,932,050)	45,303,534
Total increase (decrease) in net assets	(99,475,558)	70,096,403
Net Assets:
Beginning of period	308,413,329	238,316,926
End of period	$208,937,771	$308,413,329

See accompanying Notes to Financial Statements.

11

Riverbridge Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Capital Share Transactions:
Shares sold:
Investor Class	69,530	294,551
Institutional Class	2,020,931	2,632,741
Shares from reorganization:
Investor Class	-	299,844
Institutional Class	-	126,355
Shares reinvested:
Investor Class	32,296	18,012
Institutional Class	330,714	210,616
Shares redeemed:
Investor Class	(305,489)	(395,255)
Institutional Class	(2,598,494)	(1,749,756)
Net increase (decrease) in capital share transactions	(450,512)	1,437,108

[1]	Net of redemption fee proceeds of $1,242 and $6,138, respectively.
[2]	Net of redemption fee proceeds of $6,171 and $5,176, respectively.

See accompanying Notes to Financial Statements.

12

Riverbridge Growth Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$32.97	$30.29	$22.18	$20.55	$17.77
Income from Investment Operations:
Net investment income (loss)[1]	(0.19)	(0.23)	(0.16)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(8.00)	3.91	8.56	3.05	2.88
Net increase from payments by affiliates	-	-	-	0.01	-
Total from investment operations	(8.19)	3.68	8.40	2.97	2.80
Less Distributions:
From net realized gain	(1.37)	(1.01)	(0.31)	(1.36)	(0.02)
Total distributions	(1.37)	(1.01)	(0.31)	(1.36)	(0.02)
Redemption Fee Proceeds[1]	- [2]	0.01	0.02	0.02	- [2]
Net asset value, end of period	$23.41	$32.97	$30.29	$22.18	$20.55
Total return[3]	(25.89)%	12.43%	38.51%	16.65%[4]	15.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,072	$27,947	$19,094	$7,072	$6,332
Ratio of expenses to average net assets:
Before fees waived/recovered	1.28%	1.25%	1.31%	1.34%	1.43%
After fees waived/recovered	1.21%	1.21%	1.21%	1.21%[5]	1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	(0.83)%	(0.77)%	(0.71)%	(0.59)%	(0.61)%
After fees waived/recovered	(0.76)%	(0.73)%	(0.61)%	(0.46)%	(0.43)%
Portfolio turnover rate	8%	16%	18%	15%	25%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	An affiliate reimbursed the Fund $45,082 for losses from an accounting error. This reimbursement had an impact of 0.05% to the Fund's total return.
[5]	Effective December 1, 2018, the annual operating expense limit is changed to 1.21%.

See accompanying Notes to Financial Statements.

13

Riverbridge Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$33.71	$30.88	$22.56	$20.85	$17.98
Income from Investment Operations:
Net investment income (loss) [1]	(0.13)	(0.16)	(0.09)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(8.19)	4.00	8.71	3.10	2.92
Net increase from payments by affiliates	-	-	-	0.01	-
Total from investment operations	(8.32)	3.84	8.62	3.07	2.89
Less Distributions:
From net realized gain	(1.37)	(1.01)	(0.31)	(1.36)	(0.02)
Total distributions	(1.37)	(1.01)	(0.31)	(1.36)	(0.02)
Redemption Fee Proceeds[1]	- [2]	- [2]	0.01	- [2]	- [2]
Net asset value, end of period	$24.02	$33.71	$30.88	$22.56	$20.85
Total return[3]	(25.70)%	12.68%	38.80%	16.80%[4]	16.06%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$193,866	$280,467	$219,223	$123,915	$91,668
Ratio of expenses to average net assets:
Before fees waived/recovered	1.03%	1.00%	1.06%	1.09%	1.18%
After fees waived/recovered	0.96%	0.96%	0.96%	0.96%[5]	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	(0.58)%	(0.52)%	(0.46)%	(0.34)%	(0.36)%
After fees waived/recovered	(0.51)%	(0.48)%	(0.36)%	(0.21)%	(0.18)%
Portfolio turnover rate	8%	16%	18%	15%	25%

[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	An affiliate reimbursed the Fund $45,082 for losses from an accounting error. This reimbursement had an impact of 0.05% to the Fund's total return.
[5]	Effective December 1, 2018, the annual operating expense limit is changed to 0.96%.

See accompanying Notes to Financial Statements.

14

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

Note 1 – Organization

Riverbridge Growth Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

On April 23, 2021, the Board of the Trust approved and declared advisable the reorganization of the Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) into the Fund. The purpose of the reorganization was to combine two funds within the Trust with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Eco Leaders Fund to the Fund and the assumption of the liabilities of the Eco Leaders Fund by the Fund. Following the reorganization, the Fund held the assets of the Eco Leaders Fund. The reorganization was effective as of the close of business on April 30, 2021. The following tables illustrate the specifics of the Fund’s reorganization:

Class	Riverbridge Eco Leaders Fund Net Assets[1]	Shares Issued to Shareholders of Eco Leaders Fund	Riverbridge Growth Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Investor	$9,550,965	299,844	$260,915,536	$270,466,501	Non-taxable
Institutional	4,109,030	126,355	22,047,047	26,156,077	Non-taxable

[1]	Includes accumulated realized gain and unrealized appreciation in the amounts of $170,408 and $3,830,130, respectively.

Assuming the reorganization had been completed on December 1, 2020, the beginning of the annual reporting period for the Fund, the pro forma results of operation (unaudited) for the fiscal year 2021 would have been as follows:

Net investment loss	$(1,494,359)
Net realized gain on investments	14,814,784
Net change in unrealized appreciation on investments	20,546,749
Net increase of net assets resulting from operations	$33,867,174

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Eco Leaders Fund and the Fund that have been included in the Fund’s Statement of Operations since April 30, 2021.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

15

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares relative net assets. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of the Fund except where allocation of direct expenses to the Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

16

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of November 30, 2022, and during the open years ended November 30, 2019-2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.21% and 0.96% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively, until March 31, 2023, and the agreement may be terminated before that date only by the Trust’s Board of Trustees.

17

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

For the year ended November 30, 2022, the Advisor waived a portion of its advisory fees totaling $163,962. The Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2022, the amount of these potentially recoverable expenses was $448,970. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2023	$162,786
2024	122,222
2025	163,962
Total	$448,970

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2022 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2022, are reported on the Statement of Operations.

18

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 4 – Federal Income Taxes

At November 30, 2022, gross unrealized appreciation and (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$143,067,156
Gross unrealized appreciation	$84,826,544
Gross unrealized depreciation	(19,107,035)
Net unrealized appreciation on investments	$65,719,509

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net asset value per share. For the year ended November 30, 2022, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$(1,545,203)	$ 1,545,203

As of November 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(14,712,619)
Net unrealized appreciation on investments	65,719,509
Unrealized deferred compensation	(13,693)
Total accumulated earnings	$50,993,197

As of November 30, 2022, the Fund had qualified late-year ordinary losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Late-Year Ordinary Losses
$ 1,046,631

19

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

At November 30, 2022, the Fund had accumulated capital loss carry forwards as follows:

Not subject to expiration:
Short-term	$8,278,678
Long-term	5,387,310
Total	$13,665,988

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary Income	$-	$-
Net long-term capital gains	12,572,923	7,810,866
Total distributions paid	$12,572,923	$7,810,866

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended November 30, 2022 and 2021, redemption fees were $7,413 and $11,314, respectively.

Note 6 – Investment Transactions

For the year ended November 30, 2022, the Fund’s purchases and sales of investments, excluding short-term investments, were $19,228,943 and $43,902,444, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended November 30, 2022, the distribution fees incurred by the Fund’s Investor Class shares are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2022, the Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

20

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$205,342,924	$-	$-	$205,342,924
Short-Term Investments	3,443,741	-	-	3,443,741
Total Investments	$208,786,665	$-	$-	$208,786,665

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.
21

Riverbridge Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – New Accounting Pronouncement

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 13 – Events Subsequent to the Fiscal Periods End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Riverbridge Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Riverbridge Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2023

23

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation

For the fiscal year ended November 30, 2022, the Fund designates $12,572,923 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (888) 447-4470 The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	1	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	1	361 Social Infrastructure Fund, a closed-end investment company.

24

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	1	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustees:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
25

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.b
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
26

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)

At an in-person meeting held on September 13-14, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Riverbridge Partners, LLC (the “Investment Advisor”) with respect to the Riverbridge Growth Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 3000 Growth Index, the S&P 500 Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Growth fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended June 30, 2022; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns, but below the Russell 3000 Growth Index return by 7.70% and the S&P 500 Index return by 16.86%. The Fund’s annualized total return for the five-year period was above the Fund Universe median return, but below the S&P 500 Index return by 0.92%, the Peer Group median return by 1.14%, and the Russell 3000 Growth Index return by 3.24%. For the three-year period, the Fund’s annualized total return was below the Fund Universe and Peer Group median returns, the S&P 500 Index return, and the Russell 3000 Growth Index return by 0.42%, 1.11%, 5.21%, and 6.45%, respectively. The Trustees considered the Investment Advisor’s explanations that the Fund’s underperformance relative to the Peer Group was primarily due to the Fund’s weighted average market capitalization, which was lower than all but two of the funds in the Peer Group, and that the Fund’s performance was negatively affected because large- and giant-cap stocks generally outperformed mid-cap and small-cap stocks over all periods; and that post-COVID, cyclical companies, companies exposed to fluctuations in commodity prices, and companies expected to benefit from fiscal and monetary stimulus performed well, but these types of business models do not meet the Investment Advisor’s investment criteria. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the three- and five-year periods.

27

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Fund Universe median by 0.05%. The Trustees noted that the Fund’s advisory fee was slightly higher than the average fee that the Investment Advisor charges its institutional clients to manage separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the institutional separate accounts that the Investment Advisor manages.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.06% and 0.12%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended June 30, 2022, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

28

Riverbridge Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 13-14, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Riverbridge Growth Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule.

The Board has appointed Riverbridge Partners, LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from July 1, 2021 through June 30, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

29

Riverbridge Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended November 30, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/22	11/30/22	6/1/22 – 11/30/22*
Actual Performance	$1,000.00	$995.70	$6.05
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.13

Institutional Class	6/1/22	11/30/22	6/1/22 – 11/30/22*
Actual Performance	$1,000.00	$997.10	$4.81
Hypothetical (5% annual return before expenses)	1,000.00	1,020.25	4.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% and 0.96% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

30

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RIVERBRIDGE GROWTH FUND
A series of Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
1200 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th St, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund – Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund – Institutional Class	RIVBX	46141P 404

Privacy Principles of the Riverbridge Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Fund at (888) 447-4470 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semiannual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 447-4470.

Riverbridge Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$ 16,100	$ 16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/06/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	2/06/2023